UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 26, 2026

VISTA CREDIT STRATEGIC LENDING CORP.

(Exact name of Registrant as Specified in Its Charter)

Maryland	000-56562	88-1906598
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

50 Hudson Yards, Floor 77
New York, New York		10001
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 212 804-9100

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None.	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01. Entry into a Material Definitive Agreement.

On February 26, 2026 (the “Closing Date”), Vista Credit Strategic Lending Corp. (the “Company”) completed its $517,187,500 asset backed securitization (“Vista ABS V Securitization”), in connection with which a subsidiary of the Company issued or incurred the Debt (as defined below). The Vista ABS V Securitization is subject to the Company’s overall asset coverage requirement.

The debt offered in the Vista ABS V Securitization was issued and incurred by VCP RRL ABS V, LLC (the “Issuer”), a wholly-owned subsidiary of VCP RRL ABS V Investor, LLC (the “Retention Provider”), a wholly-owned subsidiary of the Company, pursuant to the Indenture, dated as of the Closing Date (the “Indenture”), by and between the Issuer and State Street Bank and Trust Company, as Trustee, and the Class A-L Credit Agreement, dated as of the Closing Date (the “Class A-L Credit Agreement”), by and among the Issuer, as borrower, EverBank N.A., as lender, and State Street Bank and Trust Company, as Trustee and as Loan Agent. The debt consists of (i) the Class A-L Floating Rate Loans, Class A-1 Floating Rate Term Notes, Class A-VF Variable Funding Notes, Class A-2 Fixed Rate Term Notes, Class B-1 Floating Rate Term Notes, Class B-2 Fixed Rate Term Notes and Class C Floating Rate Term Notes (collectively, the “Secured Debt”), and (ii) the subordinated notes (the “Subordinated Notes” and, together with the Secured Debt, the “Debt”), the terms of which are summarized in the table below:

Class	Par Size ($)	Ratings (S&P)	Coupon
Class A-L Loans	80,000,000	A(sf)	SOFR + 2.15%
Class A-1 Notes	7,000,000	A(sf)	SOFR + 2.15%
Class A-VF Notes	75,000,000	A(sf)	(1)
Class A-2 Notes	179,350,000	A(sf)	5.49%
Class B-1 Notes	25,000,000	BBB(sf)	SOFR + 3.90%
Class B-2 Notes	21,540,625	BBB(sf)	7.24%
Class C Notes	36,203,125	BB(sf)	SOFR + 7.00%
Subordinated Notes	93,093,750	N/A	N/A

(1) The coupon for the Class A-VF Notes will be a per annum rate equal to (a) with respect to a conduit investor, to the extent funded through asset-backed commercial paper, the CP Rate or (b) in any other case, the benchmark, in each case, plus 2.15%. The benchmark with respect to the Class A-VF Notes will be determined as set forth in the Class A-VF Purchase Agreement (as defined below).

The Retention Provider directly retained all of the Class C Notes and Subordinated Notes issued in the Vista ABS V Securitization. The Class A-VF Notes were sold by the the Issuer pursuant to the Class A-VF Purchase Agreement, dated as of the Closing Date (the “Class A-VF Purchase Agreement”), by and among the Issuer, as issuer, MUFG Bank, Ltd., as committed note purchaser, funding agent and administrative agent, Gotham Funding Corporation and Victory Receivables Corporation, as conduit investors, and the Company, as collateral manager. The Class A-1 Notes, the Class A-2 Notes, the Class B-1 Notes and the Class B-2 Notes (collectively, the “Offered Notes”) were sold by the Issuer pursuant to the Note Purchase Agreement, dated as of the Closing Date (the “Note Purchase Agreement”), by and among the Issuer, and Deutsche Bank Securities Inc. and MUFG Securities Americas Inc., as initial purchasers of the Offered Notes.

The Vista ABS V Securitization is backed by a diversified portfolio of middle market loans, broadly syndicated loans and recurring revenue loans and participation interests therein. The portfolio will be managed by the Company pursuant to a collateral management agreement entered into with the Issuer on the Closing Date (the “Collateral Management Agreement”). The Debt is scheduled to mature on January 20, 2038; however, the Secured Debt may be redeemed or repaid, as applicable, by the Issuer, at the direction of the Retention Provider, on any business day after August 26, 2027, (i) in whole but not in part from sale proceeds, contributions of cash, refinancing proceeds and/or any other amounts available in accordance with the Indenture or (ii) in part by class from refinancing proceeds, contributions of cash, partial refinancing interest proceeds and/or any other amounts available in accordance with the Indenture, and the Subordinated Notes may be redeemed, in whole but not in part, on any business day on or after the redemption of the Secured Debt in full.

As part of the Vista ABS V Securitization, the Company, the Retention Provider and the Issuer entered into a loan sale and contribution agreement on the Closing Date (the “Loan Sale Agreement”), pursuant to which the Company sold, contributed, assigned, conveyed and transferred to the Retention Provider, and the Retention Provider sold, contributed, assigned, conveyed and transferred to the Issuer, the initial portfolio of collateral obligations securing the Vista ABS V Securitization for the purchase price and other consideration set forth in the Loan Sale Agreement. The initial collateral obligations were acquired as participation interests by the Issuer pursuant to a Master Participation Agreement for Par/Near Par Trades, dated as of the Closing Date (the “Participation Agreement” and, together with the Loan Sale Agreement, the “Transfer Agreements”), by and among the Issuer, as buyer, and the Company, the Retention Provider, VCSL Funding 1 LLC and VCSL Funding 2 LLC (collectively, the “Participation Sellers”), as sellers, for the purchase price and other consideration set forth in the Participation Agreement. Following the foregoing transfers, the Issuer, and not the Company or the Participation Sellers, holds all of the ownership interest in such collateral obligations. The Company, the Retention Provider and the Participation Sellers, as applicable, made customary representations, warranties and covenants pursuant to the Transfer Agreements.

The Secured Debt is a secured obligation of the Issuer, the Subordinated Notes are the unsecured obligations of the Issuer, and the Indenture secures (as applicable) and governs the Debt pursuant to customary covenants and events of default. The Debt has not been, and will not be, registered under the Securities Act of 1933, as amended, or any state securities or “blue sky” laws and may not be offered or sold in the United States absent registration with the Securities and Exchange Commission or an applicable exemption from registration.

The descriptions of the documentation related to the Vista ABS V Securitization contained in this Current Report on Form 8-K are qualified in their entirety by reference to the underlying agreements, attached hereto as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5, 10.6 and 10.7, incorporated into this Current Report on Form 8-K by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

10.1	Indenture, dated as of February 26, 2026, by and between VCP RRL ABS V, LLC, as issuer, and UMB Bank, National Association, as trustee.
10.2	Collateral Management Agreement, dated as of February 26, 2026, by and between VCP RRL ABS V, LLC, as issuer, and Vista Credit Strategic Lending Corp., as collateral manager.
10.3

Loan Sale and Contribution Agreement, dated as of February 26, 2026, by and among Vista Credit Strategic Lending Corp., as transferor, VCP RRL ABS V Investor, LLC, as intermediate transferee, and VCP RRL ABS V, LLC, as issuer.

10.4

Master Participation Agreement for Par/Near Par Trades, dated as of February 26, 2026, by and among VCP RRL ABS V, LLC, as buyer, and Vista Credit Strategic Lending Corp., VCP RRL ABS V Investor, LLC, VCSL Funding 1 LLC and VCSL Funding 2 LLC, as sellers.

10.5

Class A-L Credit Agreement, dated as of February 26, 2026, by and among VCP RRL ABS V, LLC, as borrower, EverBank N.A., as lender, State Street Bank and Trust Company, as loan agent, and State Street Bank and Trust Company, as trustee.

10.6

Class A-VF Purchase Agreement, dated as of February 26, 2026, by and among VCP RRL ABS V, LLC, as issuer, MUFG Bank, Ltd., as committed note purchaser, funding agent and administrative agent, Gotham Funding Corporation and Victory Receivables Corporation, as conduit investors, and the Company, as collateral manager.

10.7	Note Purchase Agreement, dated as of February 26, 2026, by and among VCP RRL ABS V, LLC, as issuer, and Deutsche Bank Securities Inc. and MUFG Securities Americas Inc., as initial purchasers.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vista Credit Strategic Lending Corp.

Date:	March 4, 2026	By:	/s/ Ross Teune
Name: Ross Teune Title: Chief Financial Officer